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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 23, 2003
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                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                 1-10458                     36-3154608
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 State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)            File Number)               Identification No.)



275 Broadhollow Road
Melville, New York                                       11747
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(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code:  631) 844-1004
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ITEM 9.    Regulation FD Disclosure
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         North Fork Bancorporation, Inc. held its Annual Meeting of Stockholders on Tuesday, April 22, 2003. During the meeting North Fork's Chairman, John A. Kanas, gave a presentation highlighting certain financial data and performance trends for the full year 2002 and the most recent quarter ended 2003. A copy of this presentation is available on North Fork's website at http://www.northforkbank.com. Click on INVESTOR RELATIONS/PRESENTATIONS and then select the file named 2003 ANNUAL MEETING OF STOCKHOLDERS.


























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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 23, 2003



NORTH FORK BANCORPORATION, INC.


By: /s/ Daniel M. Healy
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Daniel M. Healy
Executive Vice President
Chief Financial Officer















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